Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Palomar Medical Technologies, Inc. (the “Company”) on Form 10-Q for the period ended September 30, 2012 as filed with the Securities and Exchange Commission (the “Report”), I, Joseph P. Caruso, and I, Paul S. Weiner certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to our knowledge:

    (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

    (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its Staff upon request.

Dated: November 8, 2012

By:  /s/ Joseph P. Caruso
Joseph P. Caruso
President, Chief Executive Officer, Director, and Chairman of the Board of Directors

Dated: November 8, 2012

By:  /s/ Paul S. Weiner
Paul S. Weiner
Chief Financial Officer